Annual Report August 31, 1997

                              O P P E N H E I M E R

                                  Main Street
                                    Income &
                                 Growth Fund(R)

                              [Picture of trolley]



                               [Oppenheimer Logo]

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Report highlights
--------------------------------------------------------------------------------

[bullet] Financial companies led the Fund's performance, due to continued consolidation within the sector.

[bullet] Pharmaceutical companies also benefited the Fund's performance, due to the introduction of several major new drugs and the superior corporate earnings these companies are reporting.

[bullet] Our bond portfolio appreciated because interest rates have declined in the past several months.

[bullet] We look for stocks with two characteristics: They should have good value in light of this expensive market and they need to have not only good, but improving fundamentals.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


Contents                                         -------------------------------
                                                 Total Returns
3  President's Letter                            -------------------------------
                                                 For the Period Ended 8/31/97(1)
4  Fund Performance                              Class A
                                                 1 year
6  An Interview                                  -------------------------------
   with the Fund's                               31.09%
   Managers                                      -------------------------------
                                                 Class B
11 Statement of                                  1 year
   Investments                                   -------------------------------
                                                 30.12%
18 Statement of                                  -------------------------------
   Assets &                                      Class C
   Liabilities                                   1 year
                                                 -------------------------------
20 Statement of                                  30.07%
   Operations                                    -------------------------------
                                                 Class Y
21 Statements of                                 1 year
   Changes in                                    -------------------------------
   Net Assets                                    N/A
                                                 -------------------------------
22 Financial Highlights

24 Notes to Financial
   Statements

31 Independent
   Auditors' Report

32 Federal
   Income Tax
   Information

33 Officers & Directors

36 Information &
   Services


2  Oppenheimer Main Street Income & Growth Fund

[Photo of James C. Swain]                    [Photo of Bridget A. Macaskill]
James C. Swain                               Bridget A. Macaskill
Chairman                                     President
Oppenheimer Main Street                      Oppenheimer Main Street
Income & Growth Fund                         Income & Growth Fund


Dear shareholder,
--------------------------------------------------------------------------------

We would like to welcome you to the premier issue of our newly redesigned shareholder reports. As you can see, we've changed the format to allow easier access to the information you need to monitor your investments. Some notable additions are "at-a-glance" report highlights and charts that let you quickly assess how your Fund has performed. On the following pages, your portfolio team discuss their current investment thinking, your Fund's strategies, and performance. Before these commentaries, we'd like to share a few global observations.
      As we consider the world's financial markets over the past six months, some global trends emerge. For example, inflation has hit its lowest level in three decades worldwide, which has helped spur many bullish financial markets. The United States has been a beneficiary of this low-inflation environment, as well as of a strong dollar, robust corporate earnings and a healthy economy. However, many financial analysts are now concerned that the United States has reached a point in the business cycle where earnings could decline because companies are unable to further reduce costs.
      On the other hand, a wave of corporate restructuring throughout Europe has resulted in some exciting changes and opportunities. Because a similar restructuring took place in the United States ten years ago, European companies have been able to enjoy the benefit of hindsight by following our footsteps. Latin America, too, has begun to shift its economies more toward the U.S. capitalist model and has reported positive earnings growth along the way.
      With major changes occurring in today's economies around the globe, it's more important than ever to maintain a diversified portfolio across different countries and market sectors. Now is the time to speak to your financial adviser to ensure that your assets are allocated properly, so you have the opportunity to benefit from investments in both domestic and international funds. It's important to remember that investing abroad can involve greater risk and expenses-- including political and economic uncertainties--and should be undertaken with a long-term approach in mind.
      To keep in touch with our views on the markets, visit our website, www.oppenheimerfunds.com, where you can access your account information and fund performance data, 24 hours a day. The site also features prospectuses, timely market updates and insightful commentaries. Our new shareholder reports and presence on the Internet are just two examples of our commitment to keeping you well informed.
      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ James C. Swain                  /s/ Bridget A. Macaskill
------------------                  ------------------------
James C. Swain                      Bridget A. Macaskill
September 22, 1997


3  Oppenheimer Main Street Income & Growth Fund

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Performance update
--------------------------------------------------------------------------------

Oppenheimer Main Street Income & Growth Fund is designed for investors who are seeking high total return from a diversified portfolio of equity and debt securities.
Oppenheimer Main Street Income & Growth Fund's Class A shares have outperformed the S&P 500 Index for the 5-year period ended September 30, 1997.(2) The Fund's good perfor-mance can be attributed to the Fund's "barbell strategy" of seeking growth through a wide variety of stocks from small, medium and large companies, as well as owning income-generating securities, such as bonds and convertibles, in order to decrease volatility in the Fund.

                    Growth of $10,000
                    Over five years
               (without sales charges)(2)
               --------------------------

                [Plot Points for Chart]

                Oppenheimer
                Main Street
            Income & Growth Fund      S&P 500
               Class A Shares          Index
               --------------          -----
9/30/92          10,000.0             10,000.0
                 12,708.8             10,503.5
                 13,748.7             10,962.2
                 14,227.8             11,015.6
                 16,261.3             11,300.2
                 17,212.8             11,582.2
                 17,170.3             11,123.7
                 16,274.2             11,170.5
                 17,224.1             11,716.8
                 16,949.2             11,714.9
                 18,290.1             12,865.5
                 18,613.5             14,082.8
                 21,326.3             15,201.9
                 22,164.3             16,117.1
                 23,408.0             18,982.2
                 23,979.8             17,744.3
                 24,330.6             18,292.8
                 25,844.3             19,817.6
                 26,040.5             20,348.9
                 29,388.4             23,901.4
9/30/97          31,744.1             25,692.4

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 2/3/88. The Fund's maximum sales charge for Class A shares was lower prior to 10/29/93, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 10/1/94). Class C returns include the contingent deferred sales charge of 1% for the 1-year period and have been available since 12/1/93. Class Y shares were first publicly offered on 11/1/96 and are not available for sale to individual shareholders. Class Y return is cumulative since inception. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

-------------------------------
Avg Annual Total Returns
-------------------------------
For the Period Ended 9/30/97(1)
Class A
                   Since
 1 year   5 year   Inception
-------------------------------
 22.97%   24.49%   21.41%
-------------------------------
Class B
                   Since
 1 year   5 year   Inception
-------------------------------
 24.47%   N/A      20.99%
-------------------------------
Class C
                   Since
 1 year   5 year   Inception
-------------------------------
 28.50%   N/A      17.85%
-------------------------------
Class Y
                   Since
 1 year   5 year   Inception
-------------------------------
 N/A      N/A      29.43%
-------------------------------


4  Oppenheimer Main Street Income & Growth Fund

Portfolio review
--------------------------------------------------------------------------------


Sector Weightings(3)

[Pie Chart]

Consumer Non-Cyclical         22.1%
Financial                     21.0
Technology                    20.5
Consumer Cyclical             16.0
Industrial                     7.7
Energy                         6.3
Basic Materials                3.9
Utility                        2.5


Oppenheimer Main Street Income & Growth Fund is for investors who are looking for a high total return from a diversified portfolio of equity and debt securities.


What We Look For
[bullet] High growth from stocks in high growth industries.
[bullet] Large companies with strong economies of scale.
[bullet] Dividend-paying stocks of quality companies for income.
[bullet] Underearning companies undergoing positive changes.
[bullet] Smaller "niche" companies.


Top 10 Stock Holdings(3)

 ................................................
IBM                                          4.3%
 ................................................
McDonald's Corp.                             3.4
 ................................................
Travelers Group, Inc.                        2.9
 ................................................
American Express Co.                         2.8
 ................................................
Philip Morris Cos.                           2.1
 ................................................
Anheuser-Busch Cos.                          1.7
 ................................................
Morgan Stanley; Dean Witter, Discover & Co.  1.7
 ................................................
Merck & Co.                                  1.6
 ................................................
Johnson & Johnson                            1.5
 ................................................
Time Warner, Inc.                            1.5
 ................................................

2. Result as of a hypothetical $10,000 investment in Class A shares on September 30, 1992. The S&P 500 is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors. Past performance does not guarantee future results.
3. Portfolio is subject to change. Percentages are as of August 31, 1997 and are based on total market value of stock holdings.


5  Oppenheimer Main Street Income & Growth Fund

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"Although the
market is
expensive,
we're still finding
what we think
are undervalued
stocks."

An interview with your Fund's managers
--------------------------------------------------------------------------------


How did the Fund perform?

Oppenheimer Main Street Income & Growth Fund's Class A shares produced a total return of 31.09%1 for the one- year period ending August 31, 1997, without deducting sales charges. This same period was an exceptionally strong period in the stock market, with the Standard & Poor's 500 Index up roughly 40%,2 and the equity portion of the Fund up 38.7%.
      Since we generate income through fixed-income securities as well as through dividends, our allocation to bonds reduced the total return of the Fund when compared to all equity indices, such as the S&P 500. Earlier in 1997, when yields approached 7%, we purchased U.S. Treasuries. At that level, we believed bonds were the most attractive instrument to generate income for the Fund. Because interest rates have since fallen, our bond portfolio has appreciated in value, although not as much as our equity portfolio. We continue to believe that the Fund will benefit from our allocation to long-term bonds, which now approximates 7% of the Fund.
      Our lower allocation to equities versus other growth & income funds resulted in a slight performance disadvantage. And while there is a shortage of yield in the equity market, as a growth and income fund, we believe that bonds are most appropriate for producing income in today's environment.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account. Past performance does not guarantee future results.
2. The S&P 500 is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors.


6  Oppenheimer Main Street Income & Growth Fund

[Photo of Bob Milnamow and Mike Levine]
Portfolio Management
Team (l to r)
Bob Milnamow
(Fund Manager)
Mike Levine

What segments of the Fund performed particularly well? The best performing segment of the Fund was in financial companies. The strong stock market, combined with favorable spreads on lending activities, has produced strong earnings for financial institutions. Continued consolidations in this sector, as well as between banks and brokers, are lifting the values of remaining acquisition targets. Thus, we believe, the potential for strong results in this sector continues. Companies like American Express and Travelers have made important contributions to the Fund's performance. Both of these companies are well managed, with demanding cost controls and shareholder-driven managements. Most recently, Travelers announced the acquisition of Salomon Brothers, and we believe that Travelers' management will make this a positive financial transaction for shareholders.

What about some other industries that performed well for the Fund?
The pharmaceutical industry has also benefited the Fund. The introduction of many innovative drugs is driving double-digit revenue and earnings growth for many industry participants. For example, Warner
Lambert has introduced Lipitor, a cholesterol-reducing drug which has been rapidly gaining market share based on its higher efficacy in patients. Warner Lambert has also announced that it is rolling out Rezulin, a breakthrough drug in the treatment of Type II diabetes, the most common form of the disease.


7     Oppenheimer Main Street Income & Growth Fund

"Our banking and
finance holdings
provided very
good returns..."

An interview with your Fund's managers
--------------------------------------------------------------------------------

Rezulin's unique profile allows for better long-term control of blood glucose levels, and could possibly decrease or delay the need for insulin treatment in Type II diabetes. The worldwide diabetes market is a multi-billion-dollar opportunity for breakthrough drugs.
        Another industry that has helped the portfolio is the hotel industry. Most travelers should recognize that many hotels are operating at higher capacity levels while charging higher room rates. This is particularly evident in full-service hotels, which cater to affluent leisure travelers as well as business travelers with sufficient travel budgets. The profitability in this segment is strong because room demand is high and rising and the supply of new rooms is modest. Our holding in Marriott International has benefited from these industry conditions, which we believe may continue.
        Deregulation continues to be a positive for many industries and companies as well. We have been invested in the radio industry, where the largest companies in this industry are benefiting from the ability to operate with larger market shares in their respective markets. Deregulation in the telecommunications area appears to be benefiting many equipment suppliers that sell to new competitors in local and long distance phone markets.

What is your current strategy?
Due to the significant move in the stock market over the past several years, our equity strategy centers around being more selective and concentrated on fewer issues, and to be opportunistic in terms of taking advantage of the increased volatility evident in the current market.


8     Oppenheimer Main Street Income & Growth Fund

"...benefiting
from the strong
stock market
and buoyant
economy."

We have found the market to be generally short-sighted with respect to some companies that are experiencing problems, but we believe some of these companies will not remain in trouble over the longer term. In our opinion, McDonald's is an example of a company that is suffering from overcapacity in the fast food segment in the United States, but continues to grow rapidly outside the United States where opportunities are abundant. So we continue to seek opportunities in this market despite the gains of the last few years.

What is your outlook?
We continue to be pleasantly surprised by the strength in the stock market. However, we believe that the most recent percentage gains in the market are unsustainable long-term. If the economy continues to grow moderately, with low inflation and therefore no upward pressure on interest rates, our opinion is that earnings are likely to determine the market's future gains. In the meantime earnings gains are beginning to level off. Therefore, we believe that our investment philosophy of investing in companies with the best relative earnings gains is the best recipe for investing in this bull market.


9     Oppenheimer Main Street Income & Growth Fund

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Financials
--------------------------------------------------------------------------------


10   Oppenheimer Main Street Income & Growth Fund

Statement of Investments August 31, 1997


                                                                    Market Value
                                                        Shares       See Note 1
================================================================================
Common Stocks--85.8%
--------------------------------------------------------------------------------
Basic Materials--3.3%
--------------------------------------------------------------------------------
Chemicals--3.3%
Du Pont (E.I.) De Nemours & Co.                        1,000,000     $62,312,500
--------------------------------------------------------------------------------
International Flavors & Fragrances, Inc.               1,092,000      55,828,500
--------------------------------------------------------------------------------
Monsanto Co.                                           2,065,500      90,752,906
--------------------------------------------------------------------------------
Morton International, Inc.                             1,300,000      43,225,000
--------------------------------------------------------------------------------
Olin Corp.                                               275,100      12,241,950
--------------------------------------------------------------------------------
Sigma-Aldrich Corp.                                      900,000      29,362,500
                                                                     -----------
                                                                     293,723,356

--------------------------------------------------------------------------------
Consumer Cyclicals--13.8%
--------------------------------------------------------------------------------
Autos & Housing--0.7%
Oakwood Homes Corp.                                      345,200       9,363,550
--------------------------------------------------------------------------------
Stanley Works (The)                                    1,182,500      50,330,156
                                                                     -----------
                                                                      59,693,706

--------------------------------------------------------------------------------
Leisure & Entertainment--7.9%
Disney (Walt) Co.                                        455,000      34,949,687
--------------------------------------------------------------------------------
Gaylord Entertainment Co., Cl. A                       1,553,035      36,205,128
--------------------------------------------------------------------------------
Hilton Hotels Corp.                                    2,485,000      76,258,437
--------------------------------------------------------------------------------
ITT Corp. (New)(1)                                       800,000      50,250,000
--------------------------------------------------------------------------------
Marriott International, Inc.                           1,295,000      86,198,437
--------------------------------------------------------------------------------
McDonald's Corp.                                       5,382,500     254,659,531
--------------------------------------------------------------------------------
Mirage Resorts, Inc.(1)                                1,700,000      45,581,250
--------------------------------------------------------------------------------
Time Warner, Inc.                                      2,124,900     109,432,350
                                                                     -----------
                                                                     693,534,820

--------------------------------------------------------------------------------
Media--1.6%
Cox Communications, Inc., Cl. A(1)                     1,060,000      28,686,250
--------------------------------------------------------------------------------
Evergreen Media Corp., Cl. A(1)                          500,000      23,937,500
--------------------------------------------------------------------------------
Omnicom Group, Inc.                                    1,027,900      69,640,225
--------------------------------------------------------------------------------
Scholastic Corp.(1)                                      525,000      17,981,250
                                                                     -----------
                                                                     140,245,225

--------------------------------------------------------------------------------
Retail: General--1.3%
Federated Department Stores, Inc.(1)                   1,974,500      82,929,000
--------------------------------------------------------------------------------
May Department Stores Cos.                               629,400      33,869,587
                                                                     -----------
                                                                     116,798,587


11   Oppenheimer Main Street Income & Growth Fund

                                                                    Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Retail: Specialty--2.3%
AutoZone, Inc.(1)                                      1,000,000     $28,250,000
--------------------------------------------------------------------------------
CVS Corp.                                                889,000      50,117,375
--------------------------------------------------------------------------------
Gap, Inc. (The)                                        2,250,000      99,984,375
--------------------------------------------------------------------------------
Tiffany & Co.                                            509,100      23,036,775
                                                                     -----------
                                                                     201,388,525

--------------------------------------------------------------------------------
Consumer Non-Cyclicals--19.0%
--------------------------------------------------------------------------------
Beverages--2.2%
Anheuser-Busch Cos., Inc.                              3,061,000     130,475,125
--------------------------------------------------------------------------------
PepsiCo, Inc.                                          1,675,000      60,300,000
                                                                     -----------
                                                                     190,775,125

--------------------------------------------------------------------------------
Food--3.0%
CPC International, Inc.                                  527,100      46,977,787
--------------------------------------------------------------------------------
H.J. Heinz Co.                                           900,000      37,462,500
--------------------------------------------------------------------------------
Nabisco Holdings Corp., Cl. A                          1,069,600      44,388,400
--------------------------------------------------------------------------------
Ralston-Ralston Purina Group                             800,200      72,018,000
--------------------------------------------------------------------------------
Unilever NV, NY Shares                                   300,000      60,375,000
                                                                     -----------
                                                                     261,221,687

--------------------------------------------------------------------------------
Healthcare/Drugs--7.7%
American Home Products Corp.                           1,000,000      72,000,000
--------------------------------------------------------------------------------
Amgen, Inc.(1)                                         1,630,000      80,786,875
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                               1,100,000      83,600,000
--------------------------------------------------------------------------------
Dura Pharmaceuticals, Inc.(1)                            300,000      10,687,500
--------------------------------------------------------------------------------
Johnson & Johnson                                      2,000,000     113,375,000
--------------------------------------------------------------------------------
Lilly (Eli) & Co.                                        416,000      43,524,000
--------------------------------------------------------------------------------
Merck & Co., Inc.                                      1,305,000     119,815,312
--------------------------------------------------------------------------------
Schering-Plough Corp.                                  1,544,800      74,150,400
--------------------------------------------------------------------------------
Warner-Lambert Co.                                       600,000      76,237,500
                                                                     -----------
                                                                     674,176,587

--------------------------------------------------------------------------------
Healthcare/Supplies & Services--2.7%
Bard (C.R.), Inc.                                      1,075,000      37,087,500
--------------------------------------------------------------------------------
Becton, Dickinson & Co.                                  819,200      39,270,400
--------------------------------------------------------------------------------
Boston Scientific Corp.(1)                               853,050      60,140,025
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                    493,400      32,687,750
--------------------------------------------------------------------------------
HEALTHSOUTH Corp.(1)                                   1,500,000      37,406,250
--------------------------------------------------------------------------------
Medtronic, Inc.                                          375,000      33,890,625
                                                                     -----------
                                                                     240,482,550


12   Oppenheimer Main Street Income & Growth Fund

                                                                    Market Value
                                                         Shares       See Note 1
--------------------------------------------------------------------------------
Household Goods--0.6%
Avon Products, Inc.                                      883,800     $56,618,438
--------------------------------------------------------------------------------
Tobacco--2.8%
Philip Morris Cos., Inc.                               3,675,000     160,321,875
--------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                             2,500,000      87,031,250
                                                                     -----------
                                                                     247,353,125

--------------------------------------------------------------------------------
Energy--5.5%
--------------------------------------------------------------------------------
Energy Services & Producers--1.7%
Apache Corp.                                             750,000      29,765,625
--------------------------------------------------------------------------------
Nabors Industries, Inc.(1)                               700,000      24,106,250
--------------------------------------------------------------------------------
Schlumberger Ltd.                                      1,220,000      92,948,750
                                                                     -----------
                                                                     146,820,625

--------------------------------------------------------------------------------
Oil-Integrated--3.8%
Atlantic Richfield Co.                                 1,050,000      78,750,000
--------------------------------------------------------------------------------
Exxon Corp.                                            1,300,000      79,543,750
--------------------------------------------------------------------------------
Mobil Corp.                                              440,000      32,010,000
--------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                     740,000      37,555,000
--------------------------------------------------------------------------------
Texaco, Inc.                                             675,000      77,793,750
--------------------------------------------------------------------------------
Unocal Corp.                                             625,000      24,414,063
                                                                     -----------
                                                                     330,066,563

--------------------------------------------------------------------------------
Financial--18.0%
--------------------------------------------------------------------------------
Banks--7.2%
BankAmerica Corp.                                      1,200,000      78,975,000
--------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                              900,000     100,068,750
--------------------------------------------------------------------------------
Citicorp                                                 550,000      70,193,750
--------------------------------------------------------------------------------
Commercial Federal Corp.                                 562,500      23,660,156
--------------------------------------------------------------------------------
First America Bank Corp.                                 409,950      21,112,425
--------------------------------------------------------------------------------
KeyCorp                                                  600,000      36,375,000
--------------------------------------------------------------------------------
Mellon Bank Corp.                                        435,000      20,934,375
--------------------------------------------------------------------------------
Northern Trust Corp.                                     415,000      22,046,875
--------------------------------------------------------------------------------
Societe Generale                                         500,000      62,026,983
--------------------------------------------------------------------------------
Summit Bancorp                                           745,000      44,234,375
--------------------------------------------------------------------------------
U.S. Bancorp.                                            350,700      30,708,169
--------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA,
Sponsored GDR Representing 500 Units of
one Preferred Share of Unibanco and one
Preferred Share of Unibanco Ho1dings SA(1)             1,000,000      35,000,000
--------------------------------------------------------------------------------
Union Planters Corp.                                     400,000      20,500,000
--------------------------------------------------------------------------------
Wells Fargo & Co.                                        283,333      72,037,415
                                                                     -----------
                                                                     637,873,273


13   Oppenheimer Main Street Income & Growth Fund

                                                                    Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Diversified Financial--8.9%
AMBAC Financial Group, Inc.                              157,200     $12,703,725
--------------------------------------------------------------------------------
American Express Co.                                   2,758,400     214,465,600
--------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                    977,200      56,738,675
--------------------------------------------------------------------------------
Fannie Mae                                             1,006,000      44,264,000
--------------------------------------------------------------------------------
MBNA Corp.                                             1,170,000      44,971,875
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                200,000      12,300,000
--------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.            2,621,200     126,145,250
--------------------------------------------------------------------------------
Student Loan Marketing Assn.                             400,000      54,200,000
--------------------------------------------------------------------------------
Travelers Group, Inc.                                  3,402,934     216,086,309
                                                                     -----------
                                                                     781,875,434

--------------------------------------------------------------------------------
Insurance--1.9%
Allstate Corp.                                         1,130,500      82,597,156
--------------------------------------------------------------------------------
Everest Reinsurance Holdings, Inc.                       890,000      32,206,875
--------------------------------------------------------------------------------
Hartford Life, Inc., Cl. A                               139,000       5,186,438
--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                      649,500      47,657,063
                                                                     -----------
                                                                     167,647,532

--------------------------------------------------------------------------------
Industrial--6.5%
--------------------------------------------------------------------------------
Electrical Equipment--3.6%
AMP, Inc.                                              1,175,000      58,750,000
--------------------------------------------------------------------------------
Emerson Electric Co.                                     600,000      32,812,500
--------------------------------------------------------------------------------
General Electric Co.                                     900,000      56,250,000
--------------------------------------------------------------------------------
Grainger (W.W.), Inc.                                    504,500      44,805,906
--------------------------------------------------------------------------------
Honeywell, Inc.                                          100,000       6,912,500
--------------------------------------------------------------------------------
Hubbell, Inc., Cl. B                                     606,500      27,823,188
--------------------------------------------------------------------------------
Raychem Corp.                                            433,100      40,305,369
--------------------------------------------------------------------------------
Westinghouse Electric Corp.                            2,062,000      53,096,500
                                                                     -----------
                                                                     320,755,963

--------------------------------------------------------------------------------
Industrial Materials--0.2%
Bemis Co., Inc.                                          415,600      18,260,425
--------------------------------------------------------------------------------
Industrial Services--1.3%
Donnelley (R.R.) & Sons Co.                            1,100,000      42,831,250
--------------------------------------------------------------------------------
Interpublic Group of Cos., Inc.                        1,526,850      74,433,938
                                                                     -----------
                                                                     117,265,188

--------------------------------------------------------------------------------
Manufacturing--1.4%
American Standard Cos., Inc.(1)                          950,000      44,650,000
--------------------------------------------------------------------------------
Avery-Dennison Corp.                                   1,453,900      59,700,769
--------------------------------------------------------------------------------
Sealed Air Corp.(1)                                      390,900      20,277,938
                                                                     -----------
                                                                     124,628,707


14   Oppenheimer Main Street Income & Growth Fund

                                                                    Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Technology--17.6%
--------------------------------------------------------------------------------
Computer Hardware--7.9%
Adaptec, Inc.(1)                                       1,440,000     $69,120,000
--------------------------------------------------------------------------------
Cabletron Systems, Inc.(1)                             1,815,000      54,903,750
--------------------------------------------------------------------------------
Compaq Computer Corp.(1)                                 987,500      64,681,250
--------------------------------------------------------------------------------
Diebold, Inc.                                            400,000      18,550,000
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                      660,000      40,466,250
--------------------------------------------------------------------------------
International Business Machines Corp.                  3,210,000     323,808,750
--------------------------------------------------------------------------------
Seagate Technology, Inc.(1)                            1,074,600      41,036,288
--------------------------------------------------------------------------------
Sun Microsystems, Inc.(1)                              1,700,000      81,600,000
                                                                     -----------
                                                                     694,166,288

--------------------------------------------------------------------------------
Computer Software--2.8%
Automatic Data Processing, Inc.                          500,000      22,781,250
--------------------------------------------------------------------------------
BMC Software, Inc.(1)                                    810,000      50,726,250
--------------------------------------------------------------------------------
First Data Corp.                                       1,853,600      76,113,450
--------------------------------------------------------------------------------
Microsoft Corp.(1)                                       530,000      70,059,375
--------------------------------------------------------------------------------
Sungard Data Systems, Inc.(1)                            484,000      25,228,500
                                                                     -----------
                                                                     244,908,825

--------------------------------------------------------------------------------
Electronics--3.1%
General Motors Corp., Cl. H                              500,900      31,838,456
--------------------------------------------------------------------------------
Intel Corp.                                            1,000,000      92,125,000
--------------------------------------------------------------------------------
LSI Logic Corp.(1)                                       700,000      22,531,250
--------------------------------------------------------------------------------
Solectron Corp.(1)                                       800,000      33,500,000
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                  215,000      24,429,375
--------------------------------------------------------------------------------
Thermo Electron Corp.(1)                                 837,500      33,709,375
--------------------------------------------------------------------------------
Waters Corp.(1)                                          500,000      16,656,250
--------------------------------------------------------------------------------
Xilinx, Inc.(1)                                          450,000      21,375,000
                                                                     -----------
                                                                     276,164,706

--------------------------------------------------------------------------------
Telecommunications-Technology--3.8%
ADC Telecommunications, Inc.(1)                          600,000      22,275,000
--------------------------------------------------------------------------------
Ascend Communications, Inc.(1)                           800,000      33,950,000
--------------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                   875,000      65,953,125
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                800,000      62,300,000
--------------------------------------------------------------------------------
Millicom, Inc.(1)                                         75,000              --
--------------------------------------------------------------------------------
QUALCOMM, Inc.(1)                                        350,000      16,187,500
--------------------------------------------------------------------------------
Tellabs, Inc.(1)                                         880,000      52,525,000
--------------------------------------------------------------------------------
WorldCom, Inc.                                         2,726,048      81,611,062
                                                                     -----------
                                                                     334,801,687


15   Oppenheimer Main Street Income & Growth Fund

                                                                    Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Utilities--2.1%
--------------------------------------------------------------------------------
Gas Utilities--1.0%
Consolidated Natural Gas Co.                             701,600     $41,438,250
--------------------------------------------------------------------------------
Sonat, Inc.                                              950,000      47,321,875
                                                                     -----------
                                                                      88,760,125

--------------------------------------------------------------------------------
Telephone Utilities--1.1%
GTE Corp.                                              1,000,000      44,562,500
--------------------------------------------------------------------------------
SBC Communications, Inc.                                 520,000      28,275,000
--------------------------------------------------------------------------------
Teleport Communications Group, Inc., Cl. A(1)            645,000      23,461,875
                                                                     -----------
                                                                      96,299,375
                                                                     -----------
Total Common Stocks (Cost $5,766,939,363)                          7,556,306,447

================================================================================
Other Securities--0.9%
--------------------------------------------------------------------------------
Cia de Inversiones en Telecomunicaciones SA,
7% Provisionally Redeemable Income Debt
Exchangeable for Stock, 3/3/98(2)                        225,000      14,540,625
--------------------------------------------------------------------------------
Continental Airlines Finance Trust, 8.50% Cv.
Trust Originated Preferred Securities(2)                 125,000      10,171,875
--------------------------------------------------------------------------------
Houston Industries, Inc., 7% Automatic Common
Exchange Securities, Exchangeable for Time
Warner, Inc. Common Stock, 7/1/00                        703,000      35,677,250
--------------------------------------------------------------------------------
James River Corp. of Virginia, Depositary
Shares each representing a one-hundredth
interest in a share of Series P, 9% Cum. Cv.
Preferred Stock, Dividend Enhanced
Convertible Stock                                        500,000      19,062,500
                                                                     -----------
Total Other Securities (Cost $60,806,633)                             79,452,250

                                                       Units
================================================================================
Rights, Warrants and Certificates--0.0%
--------------------------------------------------------------------------------
American Satellite Network, Inc. Wts., Exp.
6/99 (Cost $0)                                            18,750              --

                                                       Face
                                                       Amount
================================================================================
U.S. Government Obligations--6.8%
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
6.50%, 11/15/26                                        $249,950,000  245,185,442
6.625%, 2/15/27                                        147,500,000   147,269,599
STRIPS, Zero Coupon, 6.929%, 5/15/21(3)                762,000,000   154,822,294
--------------------------------------------------------------------------------
U.S. Treasury Nts., 5%, 1/31/98                        50,000,000     49,890,648
                                                                     -----------
Total U.S. Government Obligations (Cost $586,123,733)                597,167,983


16   Oppenheimer Main Street Income & Growth Fund

                                                     Face           Market Value
                                                     Amount         See Note 1
================================================================================
Convertible Corporate Bonds and Notes--0.6%
--------------------------------------------------------------------------------
ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                $12,800,000     $13,040,000
--------------------------------------------------------------------------------
Continental Airlines, Inc., 6.75%
Cv. Sub. Nts., 4/15/06(2)                             15,000,000      20,493,750
--------------------------------------------------------------------------------
Corporate Express, Inc., 4.50% Cv. Sub. Nts., 7/1/00  10,000,000       9,200,000
--------------------------------------------------------------------------------
Saks Holdings, Inc., 5.50% Cv. Sub. Nts., 9/15/06      4,800,000       4,254,000
--------------------------------------------------------------------------------
Time Warner, Inc., Zero Coupon Cv. Sr. Sub. Nts.,
10.178%, 6/22/13(3)                                   20,000,000       9,500,000
                                                                     -----------
Total Convertible Corporate Bonds and Notes
(Cost $51,650,380)                                                    56,487,750

================================================================================
Short-Term Notes--5.1%
Associates Corp. of North America, 5.52%, 9/2/97(4)   100,000,000     99,984,667
--------------------------------------------------------------------------------
CIESCO, L.P., 5.50%, 9/3/97(4)                         50,000,000     49,984,722
--------------------------------------------------------------------------------
CIESCO, L.P., 5.52%, 9/30/97(4)                        50,000,000     49,777,667
--------------------------------------------------------------------------------
Ford Motor Credit Co., 5.51%, 9/4/97(4)                50,000,000     49,977,042
--------------------------------------------------------------------------------
General Electric Capital Corp., 5.50%, 9/8/97(4)       50,000,000     49,946,528
--------------------------------------------------------------------------------
General Electric Capital Services, Inc.,
5.50%, 9/18/97(4)                                      50,000,000     49,870,139
--------------------------------------------------------------------------------
Goldman Sachs Group, L.P., 5.53%, 9/15/97(4)           50,000,000     49,892,472
--------------------------------------------------------------------------------
Goldman Sachs Group, L.P., 5.60%, 9/12/97(4)           50,000,000     49,915,819
                                                                     -----------
Total Short-Term Notes (Cost $449,349,056)                           449,349,056

================================================================================
Repurchase Agreements--0.5%
--------------------------------------------------------------------------------
Repurchase agreement with J.P. Morgan
Securities, Inc., 5.55%, dated 8/29/97, to be
repurchased at $46,628,737 on 9/2/97,
collateralized by U.S. Treasury Bonds,
7.25%-11.25%, 2/15/03-8/15/19, with a value
of $44,461,925 and U.S. Treasury Nts.,
5.875%, 10/31/98, with a value of $3,115,499
(Cost $46,600,000)                                    46,600,000      46,600,000
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $6,961,469,165)           99.7%  8,785,363,486
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                              0.3      26,219,659
                                                      ----------  --------------
Net Assets                                                 100.0  $8,811,583,145
                                                      ==========  ==============

1. Non-income producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $45,206,250 or 0.51% of the Fund's net assets, at August 31, 1997.
3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
4. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.
See accompanying Notes to Financial Statements.


17   Oppenheimer Main Street Income & Growth Fund

Statement of Assets and Liabilities August 31, 1997


================================================================================
Assets
Investments, at value (cost $6,961,469,165)--
see accompanying statement                                        $8,785,363,486
--------------------------------------------------------------------------------
Receivables:
Investments sold                                                      38,951,695
Shares of capital stock sold                                          19,610,548
Interest and dividends                                                18,056,937
Daily variation on futures contracts--Note 5                             119,250
--------------------------------------------------------------------------------
Other                                                                    167,921
                                                                  --------------
Total assets                                                       8,862,269,837

================================================================================
Liabilities
Bank overdraft                                                         3,282,404
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                 32,709,961
Shares of capital stock redeemed                                       8,103,035
Distribution and service plan fees                                     3,687,556
Transfer and shareholder servicing agent fees                          1,340,737
Shareholder reports                                                      833,993
Directors' fees                                                            2,713
Other                                                                    726,293
                                                                  --------------
Total liabilities                                                     50,686,692

================================================================================
Net Assets                                                        $8,811,583,145
                                                                  ==============

================================================================================
Composition of Net Assets
Par value of shares of capital stock                              $    2,609,937
--------------------------------------------------------------------------------
Additional paid-in capital                                         6,568,618,744
--------------------------------------------------------------------------------
Undistributed net investment income                                   17,874,940
--------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions                                                399,302,803
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and
translation of assets and liabilities denominated
in foreign currencies                                              1,823,176,721
                                                                  --------------
Net assets                                                        $8,811,583,145
                                                                  ==============


18   Oppenheimer Main Street Income & Growth Fund

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,457,349,230 and 131,610,122 shares of capital
stock outstanding)                                                        $33.87
Maximum offering price per share (net asset value plus sales
charge of 5.75% of offering price)                                        $35.94
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $3,307,851,818 and 98,285,988
shares of capital stock outstanding)                                      $33.66
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $1,030,131,940 and 30,618,749
shares of capital stock outstanding)                                      $33.64
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per
share (based on net assets of $16,250,157 and 478,846 shares
of capital stock outstanding)                                             $33.94

See accompanying Notes to Financial Statements.


19   Oppenheimer Main Street Income & Growth Fund

Statement of Operations For the Year Ended August 31, 1997


================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $381,901)            $ 89,719,895
--------------------------------------------------------------------------------
Interest                                                              75,478,119
                                                                    ------------
Total income                                                         165,198,014

================================================================================
Expenses
Distribution and service plan fees--Note 4:
Class A                                                                9,363,505
Class B                                                               26,361,853
Class C                                                                9,012,625
--------------------------------------------------------------------------------
Management fees--Note 4                                               34,036,569
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                6,936,594
Class B                                                                4,648,686
Class C                                                                1,630,109
Class Y                                                                    3,033
--------------------------------------------------------------------------------
Shareholder reports                                                    2,873,972
--------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                  174,708
Class B                                                                  272,409
Class C                                                                   34,602
Class Y                                                                    4,552
--------------------------------------------------------------------------------
Custodian fees and expenses                                              305,026
--------------------------------------------------------------------------------
Legal and auditing fees                                                  128,966
--------------------------------------------------------------------------------
Directors' fees and expenses                                              84,269
--------------------------------------------------------------------------------
Insurance expenses                                                        34,028
--------------------------------------------------------------------------------
Other                                                                    255,375
                                                                    ------------
Total expenses                                                        96,160,881

================================================================================
Net Investment Income                                                 69,037,133

================================================================================
Realized and Unrealized Gain
Net realized gain on:
Investments                                                          395,924,250
Closing of futures contracts                                          32,337,089
Foreign currency transactions                                          8,205,249
                                                                  --------------
Net realized gain                                                    436,466,588
--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                        1,409,166,629
Translation of assets and liabilities denominated in
foreign currencies                                                     1,556,838
                                                                  --------------
Net change                                                         1,410,723,467
                                                                  --------------
Net realized and unrealized gain                                   1,847,190,055

================================================================================
Net Increase in Net Assets Resulting from Operations              $1,916,227,188
                                                                  ==============

See accompanying Notes to Financial Statements.

20   Oppenheimer Main Street Income & Growth Fund

Statements of Changes in Net Assets


                                               Year Ended August 31,                  Year Ended
                                               1997               1996(1)             June 30, 1996
=====================================================================================================
Operations
Net investment income                           $   69,037,133     $   11,737,246      $   52,326,689
-----------------------------------------------------------------------------------------------------
Net realized gain                                  436,466,588         38,637,876         384,233,192
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
or depreciation                                  1,410,723,467       (240,283,299)        352,369,554
                                                --------------     --------------      --------------
Net increase (decrease) in net assets
resulting from operations                        1,916,227,188       (189,908,177)        788,929,435

=====================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                            (48,672,471)                --         (40,531,298)
Class B                                            (14,534,654)                --         (11,334,670)
Class C                                             (4,918,987)                --          (5,305,754)
Class Y                                                (39,313)                --                  --
-----------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                           (230,404,395)                --          (7,115,385)
Class B                                           (151,242,446)                --          (3,165,821)
Class C                                            (54,897,836)                --          (1,650,409)
Class Y                                                    (67)                --                  --

=====================================================================================================
Capital Stock Transactions
Net increase in net assets resulting from
capital stock transactions--Note 2:
Class A                                            576,537,290         98,647,005         790,272,185
Class B                                            898,948,324        169,401,905         986,624,829
Class C                                            114,188,051         27,973,044         178,504,196
Class Y                                             15,023,989                 --                  --

=====================================================================================================
Net Assets
Total increase                                   3,016,214,673        106,113,777       2,675,227,308
-----------------------------------------------------------------------------------------------------
Beginning of period                              5,795,368,472      5,689,254,695       3,014,027,387
                                                --------------     --------------      --------------
End of period (including undistributed net
investment income of $17,874,940,
$17,097,695 and $1,372,571, respectively)       $8,811,583,145     $5,795,368,472      $5,689,254,695
                                                ==============     ==============      ==============

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
See accompanying Notes to Financial Statements.

21   Oppenheimer Main Street Income & Growth Fund

Financial Highlights


                                                                                          Class A
                                                  ----------------------------------------------------------------------------------
                                                  Year Ended August 31,           Year Ended June 30,
                                                  1997         1996(3)            1996           1995           1994         1993
====================================================================================================================================
Per Share Operating Data:
Net asset value, beginning
of period                                         $27.95        $28.89             $24.07        $20.40         $19.88       $15.46
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .39           .07                .40           .47            .37          .16
Net realized and unrealized
gain (loss)                                         7.91         (1.01)              4.93          3.66           2.50         6.65
                                                  ------        ------             ------        ------         ------       ------
Total income (loss) from
investment operations                               8.30          (.94)              5.33          4.13           2.87         6.81
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                                   (.40)           --               (.43)         (.46)          (.36)        (.19)
Distributions from net
realized gain                                      (1.98)           --               (.08)           --             --        (2.20)
Distributions in excess of gains                      --            --                 --            --          (1.99)          --
                                                  ------        ------             ------        ------         ------       ------
Total dividends and
distributions to shareholders                      (2.38)           --               (.51)         (.46)         (2.35)       (2.39)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $33.87        $27.95             $28.89        $24.07         $20.40       $19.88
                                                  ======        ======             ======        ======         ======       ======

====================================================================================================================================
Total Return, at Net
Asset Value(5)                                     31.09%        (3.25)%            22.26%        20.52%         14.34%       46.38%

====================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in millions)                                     $4,457        $3,143             $3,147        $1,924           $740          $58
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                  $3,857        $3,090             $2,516        $1,319           $270          $39
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               1.29%         1.57%(6)           1.55%         2.31%          2.46%        1.02%
Expenses                                            0.94%         0.98%(6)           0.99%         1.07%          1.28%        1.46%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                          61.7%         17.5%              92.6%        101.3%         199.4%       283.0%
Average brokerage
commission rate(8)                               $0.0604       $0.0590            $0.0571            --             --           --

1. For the period from November 1, 1996 (inception of offering) to August 31, 1997.
2. For the period from December 1, 1993 (inception of offering) to June 30,
1994.
3. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
4. For the period from October 1, 1994 (inception of offering) to June 30,
1995.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


22    Oppenheimer Main Street Income & Growth Fund

Financial Highlights




Class B                                                   Class C                                                         Class Y
--------------------------------------------------        --------------------------------------------------------        ---------
                                                                                                                          Period
                                                                                                                          Ended
Year Ended August 31,         Year Ended June 30,         Year Ended August 31,       Year Ended June 30,                 Aug. 31,
1997         1997(3)          1996         1995(4)        1997         1996(3)        1996       1995       1994(2)       1997(1)
====================================================================================================================================
 $27.79       $28.77          $24.00       $21.49         $27.78       $28.75         $23.97     $20.33     $20.76        $29.55
------------------------------------------------------------------------------------------------------------------------------------
    .17          .04             .23          .25            .16          .04            .21        .33        .13           .41
   7.86        (1.02)           4.87         2.54           7.85        (1.01)          4.88       3.62       (.42)         6.30
 ------       ------          ------       ------         ------       ------         ------     ------     ------        ------

   8.03         (.98)           5.10         2.79           8.01         (.97)          5.09       3.95       (.29)         6.71
------------------------------------------------------------------------------------------------------------------------------------


   (.18)          --            (.25)        (.28)          (.17)          --           (.23)      (.31)      (.14)         (.34)

  (1.98)          --            (.08)          --          (1.98)          --           (.08)        --         --         (1.98)
     --           --              --           --             --           --             --         --         --            --
 ------       ------          ------       ------         ------       ------         ------     ------     ------        ------

  (2.16)          --            (.33)        (.28)         (2.15)          --           (.31)      (.31)      (.14)        (2.32)
------------------------------------------------------------------------------------------------------------------------------------
 $33.66       $27.79          $28.77       $24.00         $33.64       $27.78         $28.75     $23.97     $20.33        $33.94
 ======    =========      ==========    =========      =========    =========     ==========  =========  =========     =========

====================================================================================================================================

  30.12%       (3.41)%         21.34%       13.15%         30.07%       (3.37)%        21.35%     19.63%     (0.97)%       23.98%

====================================================================================================================================


 $3,308       $1,909          $1,800         $628         $1,030         $744           $741       $462       $170           $16
------------------------------------------------------------------------------------------------------------------------------------
 $2,642       $1,818          $1,155         $249           $904         $730           $588       $325        $72            $5
------------------------------------------------------------------------------------------------------------------------------------

   0.53%        0.82%(6)        0.74%        1.25%(6)       0.54%        0.82%(6)       0.80%      1.57%      1.86%(6)      1.58%(6)
   1.69%        1.74%(6)        1.76%        1.89%(6)       1.69%        1.73%(6)       1.74%      1.82%      2.11%(6)      0.65%(6)
------------------------------------------------------------------------------------------------------------------------------------
   61.7%        17.5%           92.6%       101.3%          61.7%        17.5%          92.6%     101.3%     199.4%         61.7%

$0.0604      $0.0590         $0.0571           --        $0.0604      $0.0590        $0.0571         --         --       $0.0604

6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.
Purchases and sales of investment securities (excluding short-term securities) for the period ended
August 31, 1997 were $5,941,676,446 and $3,997,312,471, respectively.
8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.
See accompanying Notes to Financial Statements.

23 Oppenheimer Main Street Income & Growth Fund

Notes to Financial Statements

================================================================================
1. Significant Accounting Policies
Oppenheimer Main Street Income & Growth Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


24   Oppenheimer Main Street Income & Growth Fund

================================================================================
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
              The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


25   Oppenheimer Main Street Income & Growth Fund

================================================================================
1. Significant Accounting Policies (continued)
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
              During the period ended August 31, 1997, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended August 31, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $94,463, an increase in accumulated net realized gain on investments of $120,688, and a decrease in paid-in capital of $26,225.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


26   Oppenheimer Main Street Income & Growth Fund

================================================================================
2. Capital Stock
The Fund has authorized 420 million shares of $.01 par value capital stock (200 million for Class A, 150 million for Class B, 50 million for Class C and 20 million for Class Y). Transactions in shares of capital stock were as follows:


                                                      Period  Ended  August  31,
                  Year Ended August 31, 1997(2)                 1996(1)                   Year Ended June 30, 1996
               ----------------------------------- --------------------------------- -----------------------------------
               Shares           Amount             Shares          Amount            Shares           Amount
------------------------------------------------------------------------------------------------------------------------
Class A:
Sold              33,556,681      $1,034,114,167      7,371,957    $  205,620,158       45,286,889      $1,228,619,819
Dividends and
distributions
reinvested         9,085,326         266,799,418             --                --        1,659,231          45,287,552
Redeemed         (23,475,410)       (724,376,295)    (3,858,492)     (106,973,153)     (17,949,894)       (483,635,186)
                ------------      --------------    -----------    --------------     ------------      --------------
Net increase      19,166,597      $  576,537,290      3,513,465    $   98,647,005       28,996,226      $  790,272,185
                ============      ==============    ===========    ==============     ============      ==============

------------------------------------------------------------------------------------------------------------------------
Class B:
Sold              34,495,825      $1,058,128,830      7,450,147    $  206,982,201       40,869,800      $1,108,078,820
Dividends and
distributions
reinvested         5,396,671         157,340,936             --                --          503,255          13,692,209
Redeemed         (10,274,858)       (316,521,442)    (1,363,728)      (37,580,296)      (4,980,225)       (135,146,200)
                ------------      --------------    -----------    --------------     ------------      --------------
Net increase      29,617,638      $  898,948,324      6,086,419    $  169,401,905       36,392,830      $  986,624,829
                ============      ==============    ===========    ==============     ============      ==============

------------------------------------------------------------------------------------------------------------------------
Class C:
Sold               7,368,632      $  225,510,151      1,781,668    $   49,599,528       10,384,545      $  281,240,862
Dividends and
distributions
reinvested         1,933,297          56,297,865             --                --          238,379           6,449,836
Redeemed          (5,469,271)       (167,619,965)      (783,587)      (21,626,484)      (4,094,549)       (109,186,502)
                ------------      --------------    -----------    --------------     ------------      --------------
Net increase       3,832,658      $  114,188,051        998,081    $   27,973,044        6,528,375      $  178,504,196
                ============      ==============    ===========    ==============     ============      ==============

------------------------------------------------------------------------------------------------------------------------
Class Y:
Sold                 530,156      $   16,705,572             --    $           --               --      $           --
Dividends and
distributions
reinvested             1,199              39,301             --                --               --                  --
Redeemed             (52,509)         (1,720,884)            --                --               --                  --
                ------------      --------------    -----------    --------------     ------------      --------------
Net increase         478,846      $   15,023,989             --    $           --               --      $           --
                ============      ==============    ===========    ==============     ============      ==============

1. The Fund changed its fiscal year end from June 30 to August 31.
2. For the year ended August 31, 1997 for Class A, Class B and Class C shares and for the period from November 1, 1996 (inception of offering) to August 31, 1997 for Class Y shares.


27   Oppenheimer Main Street Income & Growth Fund

================================================================================
Notes to Financial Statements (Continued)
3. Unrealized Gains and Losses on Investments
At August 31, 1997, net unrealized appreciation on investments of
$1,823,894,321 was composed of gross appreciation of $1,866,266,967, and gross depreciation of $42,372,646.
================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of net assets of the Fund, 0.60% of the next $150 million, 0.55% of the next $150 million and 0.45% of net assets in excess of $500 million.
              For the year ended August 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $25,549,129, of which $6,761,014 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $38,556,921 and $2,094,866, respectively, of which $1,206,092 and $48,602, respectively, was paid to an affiliated broker/dealer. During the year ended August 31, 1997, OFDI received contingent deferred sales charges of $5,230,649 and $227,950 upon redemption of Class B and Class C shares.
              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended August 31, 1997, OFDI paid $428,606 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


28   Oppenheimer Main Street Income & Growth Fund

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to reimburse OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as reimbursement for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as reimbursement for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class
B and Class C shares, determined as of the close of each regular business day. During the year ended August 31, 1997, OFDI paid $74,879 and $135,581, respectively, to an affiliated broker/dealer as reimbursement for Class B and Class C personal service and maintenance expenses and retained $22,635,581 and $2,838,009, respectively, as reimbursement for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either
Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At August 31, 1997, OFDI had incurred unreimbursed expenses of $92,083,482 for Class B and $7,962,219 for Class C.
================================================================================
5. Futures Contracts
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
              Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


29   Oppenheimer Main Street Income & Growth Fund

================================================================================
5. Futures Contracts (continued)
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.
              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.
              At August 31, 1997, the Fund had outstanding futures contracts as follows:



                        Expiration   Number of   Valuation as of   Unrealized
Contracts to Purchase   Date         Contracts   August 31, 1997   Depreciation
--------------------------------------------------------------------------------
Standard & Poor's 500   9/18/97      78             $35,220,900      $717,600


30   Oppenheimer Main Street Income & Growth Fund

Independent Auditors' Report

================================================================================
The Board of Directors and Shareholders of
Oppenheimer Main Street Income & Growth Fund:


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street Income & Growth Fund as of August 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the two months ended August 31, 1996 and the year ended June 30, 1996, and the financial highlights for the period July 1, 1992 to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street Income & Growth Fund at August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP


Denver, Colorado
September 22, 1997


31   Oppenheimer Main Street Income & Growth Fund

Federal Income Tax Information  (Unaudited)

================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
           Distributions of $2.0779, $2.0120, $2.0105 and $2.0712 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 11, 1996, of which, for each class of shares, $1.3321 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gain).
           Dividends paid by the Fund during the year ended August 31, 1997 which are not designated as capital gain distributions should be multiplied by 38.56% to arrive at the net amount eligible for the corporate dividend-received deduction.
           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


32   Oppenheimer Main Street Income & Growth Fund

Oppenheimer Main Street Income & Growth Fund

A series of Oppenheimer Main Street Funds, Inc.



================================================================================
Officers and Directors   James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, Director and President
                         Robert G. Avis, Director
                         William A. Baker, Director
                         Charles Conrad, Jr., Director
                         Jon S. Fossel, Director
                         Sam Freedman, Director Raymond J. Kalinowski, Director
                         C. Howard Kast, Director
                         Robert M. Kirchner, Director
                         Ned M. Steel, Director
                         George C. Bowen, Vice President, Treasurer
                             and Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         Robert C. Doll, Jr., Vice President
                         Robert J. Milnamow, Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer Robert
                         G. Zack, Assistant Secretary

================================================================================
Investment Adviser       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities
================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.


                         This is a copy of a report to shareholders of Oppenheimer Main Street Income & Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Main Street Income & Growth Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


33    Oppenheimer Main Street Income & Growth Fund

OppenheimerFunds Family


==========================================================================================
Real Asset Funds
------------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund

==========================================================================================
Stock Funds
------------------------------------------------------------------------------------------
Developing Markets Fund        Quest Small Cap Value Fund     Global Fund
Enterprise Fund                Capital Appreciation Fund1     Quest Global Value Fund
International Growth Fund      Quest Capital Value Fund       Disciplined Value Fund
Discovery Fund                 Growth Fund                    Quest Value Fund

==========================================================================================
Stock & Bond Funds
------------------------------------------------------------------------------------------
Main Street Income &           Quest Growth & Income          Disciplined Allocation Fund
 Growth Fund                    Value Fund                    Multiple Strategies Fund(2)
Quest Opportunity Value Fund   Global Growth & Income Fund    Bond Fund for Growth
Total Return Fund              Equity Income Fund

==========================================================================================
Bond Funds
------------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund           U.S. Government Trust
High Yield Fund                Strategic Income Fund          Limited-Term Government Fund
                               Bond Fund

==========================================================================================
Municipal Funds
------------------------------------------------------------------------------------------
California Municipal Fund(3)   Pennsylvania Municipal Fund(3) Rochester Division:
Florida Municipal Fund(3)      Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(3)   Insured Municipal Fund         Limited Term New York
New York Municipal Fund(3)     Intermediate Municipal Fund    Municipal Fund

==========================================================================================
Money Market Funds(4)
------------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves

==========================================================================================
LifeSpan
------------------------------------------------------------------------------------------
Growth Fund                    Balanced Fund                  Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."
2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

34    Oppenheimer Main Street Income & Growth Fund

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---------------------------


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affect your investments

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---------------------------

RA0700.001.0897 October 30, 1997

Information and services
--------------------------------------------------------------------------------
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                                                         [OppenheimerFunds Logo]
                                                              Distributor, Inc.